UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Janus Investment Fund

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Janus Henderson INVESTORS Same team. Same strategy. Same fee. Your vote keeps it that way. Vote in 2 minutes

Janus Henderson INVESTORS Same team. Same strategy. Same fee. Your vote keeps it that way. Vote in 2 minutes YOUR BRIGHT FUTURE OUR INVESTMENT EXPERTISE

Same team. Same strategy. Same fee. Your vote keeps it that way. Vote In 2 minutes Janus Henderson INVESTORS

Janus Henderson INVESTORS The Fund you know. The team you trust. Your vote keeps it that way. Vote now

Janus Henderson INVESTORS The Fund you know. The team you trust. Your vote keeps it that way. Vote now YOUR BRIGHT FUTURE OUR INVESTMENT EXPERTISE

The Fund you know. The team you trust. Your vote keeps it that way. Vote now Janus Henderson INVESTORS

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Janus Henderson INVESTORS Same fund you picked. Same team running it. Your vote keeps it that way. Be heard. Vote now. YOUR BRIGHT FUTURE OUR INVESTMENT EXPERTISE

Same fund you picked. Same team running it. Your vote keeps it that way. Be heard. Yote now. Janus Henderson INVESTORS

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